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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

     Date of report (Date of earliest event reported): December 16, 2004


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                      FIRST NATIONAL LINCOLN CORPORATION
              (Exact name of Registrant as specified in charter)

                                    MAINE
                (State or other jurisdiction of incorporation)

                  0-26589                      01-0404322
         (Commission file number)   (IRS employer identification no.)


                 Main Street, Damariscotta, Maine        04853
             (Address of principal executive offices)  (Zip Code)


                                (207) 563-3195
             (Registrant's telephone number, including area code)

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

    [_]  Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

    [_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)

    [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

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                                TABLE OF CONTENTS

Item 8.01 Other Events ..............................................  Page 1

Item 9.01 Financial Statements and Exhibits. ........................  Page 1

Signatures  .........................................................  Page 2

Exhibit Index  ......................................................  Page 3

















































Section 8 - Other Events

Item 8.01 Other Events.

     On December 16, 2004, the Registrant issued the press release filed herewith as Exhibit 99.1 announcing the declaration of a cash dividend.


Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)  Exhibits.
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          The following Exhibits are being furnished herewith:

          99.1 Registrant's Press Release dated December 16, 2004.








































Page 1
                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     FIRST NATIONAL LINCOLN CORPORATION

                                By:  /s/ F. STEPHEN WARD
                                     ---------------------
                                     F. Stephen Ward
                                     Treasurer and Chief Financial Officer

Dated:  December 16, 2004










































Page 2
                                  Exhibit Index
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Exhibit
Number                     Description of Exhibit
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99.1          Registrant's Press Release dated December 16, 2004.


















































Page 3